BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 10, 2024 05:49 PM Pacific Time

Incorporation Number: **BC1275485**

Recognition Date and Time: *Incorporated on November 19, 2020 04:48 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

VERSES AI INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
15TH FLOOR, 1111 WEST HASTINGS ST.
VANCOUVER BC V6E 2J3
CANADA

Delivery Address:
15TH FLOOR, 1111 WEST HASTINGS ST.
VANCOUVER BC V6E 2J3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
15TH FLOOR, 1111 WEST HASTINGS ST.
VANCOUVER BC V6E 2J3
CANADA

Delivery Address:
15TH FLOOR, 1111 WEST HASTINGS ST.
VANCOUVER BC V6E 2J3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Blum, Michael

Mailing Address:	**Delivery Address:**
2212 GLENBROOK WAY LAS VEGAS NV 89117 UNITED STATES	2212 GLENBROOK WAY LAS VEGAS NV 89117 UNITED STATES

Last Name, First Name, Middle Name:
Paterson, Gordon S.

Mailing Address:	**Delivery Address:**
154 UNIVERSITY AVE, SUITE 601 TORONTO ON M5H 3Y9 CANADA	154 UNIVERSITY AVE, SUITE 601 TORONTO ON M5H 3Y9 CANADA

Last Name, First Name, Middle Name:
De Vos, Jonathan

Mailing Address:	**Delivery Address:**
6 REMINGTON STREET LONDON N1 8DH UNITED KINGDOM	6 REMINGTON STREET LONDON N1 8DH UNITED KINGDOM

Last Name, First Name, Middle Name:
Mapes, Dan

Mailing Address:	**Delivery Address:**
578 WASHINGTON BLVD., #299 MARINA DEL REY CA 90292 UNITED STATES	578 WASHINGTON BLVD., #299 MARINA DEL REY CA 90292 UNITED STATES

Last Name, First Name, Middle Name:
Rene, Gabriel

Mailing Address:	**Delivery Address:**
5877 OBAMA BLVD. STE 133 LOS ANGELES CA 90016 UNITED STATES	5877 OBAMA BLVD. STE 133 LOS ANGELES CA 90016 UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

July 19, 2021

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Class A Subordinate Voting Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Class B Proportionate Voting Shares	Without Par Value With Special Rights or Restrictions attached